                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                           FORM 8-K
                        CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934
 Date of Report March 19, 2001
 ..............................................................................
                           ValCom, Inc.
       (Exact name of registrant as specified in its charter)
 ..............................................................................
 ..............................................................................

             Delaware          0-28416        58-1700840
(State or other jurisdiction   (Commission    (IRS Employer
   of incorporation)         File Number)    Identification)

    26030 Avenue Hall Studio 5 - Valencia, California 91355
         (Address of principal executive offices)   (Zip Code)

                         (661) 257-8000
    Registrant's telephone number, including area code
 ..............................................................................
 ..............................................................................

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Item 2.) ACQUISITION
     The acquisition for the purchase of Half/Day Video was completed on March 8th, 2001. The terms of the argeement are in the attached exhibits

Item 7.)  Exhibit attached


                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, ValCom, Inc. has duly caused this statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: March 19, 2001                ValCom, Inc.
                                    By: /s/ Vince Vellardita
                                    -----------------------
                                    Vince Vellardita, Chairman
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                     MEMORANDUM OF AGREEMENT


    This purchase/option agreement ("Agreement") is made and entered into as of this ___________ day of January 2001, by and between SBI Communications, Inc., a Delaware corporation, whose address is 26030 Avenue Hall, #5, Valencia California 91355, ("Company") and Half Day Video, whose address is 2711 Empire Avenue, Burbank California 91504, ("Half Day") and Clay Harrison ("Harrison") with reference to the following facts:

                             RECITALS

    WHEREAS, Company desires to purchase 100% of the stock, including the business operations and goodwill ("Operations") of Half Day; and

    WHEREAS, Company desires an option to purchase the real estate belonging to Harrison, located at 2711 Empire Avenue, Burbank
California 91504 ("Property"),

    NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, and for valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties to this Agreement (collectively "parties" and individually a "party") agree as follows:

                              AGREEMENT

1. Company agrees to purchase the Operations of Half Day for a total purchase price of $950,000. This acquisition shall include all of the equipment of Half Day, as outlined on the attached Exhibit A. The following assets are specifically excluded from the purchase:

a. Receivables from Frank Olsen and/or Triangle Multi Media, Inc. in settlement of the claim against them for damages sustained to video production truck and equipment.
b. Any monies recovered from an insurance claim against Triangle Multi Media, Inc. for damages sustained to video production truck and equipment.

Company shall assume the liabilities of Half Day as outlined on Exhibit
B. The following liabilities are specifically not assumed by the
Company:

a. Outstanding Wells Fargo loan in the amount of approximately
$34,000, except that Company shall assume the payment obligation for the first year in the amount of $1100.00 per month. Following the first year the payment obligation shall revert to Clay Harrison.
b. Outstanding loan to Half Day from Tom Cruce in the amount of approximately $25,000

2. Payment of the purchase price shall be as follows: Company agrees to issue 950,000 shares of Company Common Stock to Harrison, or his designee upon execution of the Agreement. In the event the Fair Market Value of the Company Common Stock is less than $1.00 per share on the first anniversary date of the issuance of said shares, Company shall issue an appropriate number of shares to Harrison in order to arrive at the agreed upon amount of $950,000. Fair Market Value means the value of a share of the company's Common Stock determined as follows:

a. if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal securities exchange on which the Common Stock is listed or admitted to trading;
b. if such Common Stock is quoted on the NASDAQ National Market, its closing price on the NASDAQ National Market on the date of determination as reported;
c. if such Common Stock is publicly traded but is not listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported; and
d. if none of the foregoing is applicable, by an independent appraisal company, the cost of which is to be borne by the parties equally.

3. Harrison warrants and represents that the shares are being acquired solely for its own account and not with a view to, or for resale in connection with, any distribution of common shares within the meaning of the Securities Act. Harrison agrees that the shares may not be sold in absence of registration unless such sale is exempt from registration under the Act and any applicable state securities laws. Company represents and warrants that at the end of the one-year statutory restriction, said shares shall be fully marketable by Harrison. The certificate for the shares shall bear the following restrictive legend:

"THE SHARES REPRESENTED BY THE CERTIFICATE HAVE NOT
BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
("THE ACT") AND ARE "RESTRICTED SECURITIES" AS THAT
TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SHARES
MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE
TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE
REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT
TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT,
THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE
SATISFACTION OF THE COMPANY."

4. Company shall have the option to purchase the real estate located at 2711 Empire Avenue, Burbank 91504 in one year from the date of execution of this Agreement. Company shall have thirty (30) days from the anniversary date in which to exercise its option by delivering written notice to Harrison, after which Harrison is free to market the Property. The purchase price of said real estate shall be $600,000. In the event that Company exercises its option, the transaction shall be completed within ninety (90) days. Exercise of the option by Company is expressly conditioned upon its compliance with all of its obligations under this Agreement. Terms of such purchase shall be negotiated in good faith. Nothing herein contained or done pursuant shall obligate the Company to purchase the real estate.

5. Company shall retain Harrison as a regular employee of SBI subject to the terms of the Employment Agreement, attached as Exhibit C.

6. Half Day and Harrison represent and warrant that:

(i) Half Day is a corporation duly formed and validly existing in good standing under the laws of the State of California and has the full right, power, legal capacity and authority to enter into and carry out the terms of this Agreement.
(ii) Half Day has no agreement with or obligations to any third party with respect to its Operations or Property, which might conflict or interfere with or adversely affect any of the provisions of this Agreement or the use or enjoyment by Company of any of the rights granted to it hereunder. Half Day has secured all rights necessary for Company to use and enjoy the rights granted to it herein. Half Day has not sold, assigned, transferred or conveyed to any party any right, title or interest in and to the Operation or Property or any part thereof adverse to or in derogation of the rights granted to Company.
(iii) Half Day has good and marketable title to all of the assets and properties now carried on its books, including those reflected in the most recent balance sheet contained in the Half Day Financial Statements, free and clear of all liens, claims, security interests or other encumbrances except as those described in the Half Day Financial; Statements or arising thereafter in the ordinary course of business (none of which will be material).
(iv) To the best of Half Day's and Harrison's Knowledge there is no claim, proceeding, litigation or investigation, whether civil or criminal in nature, pending or threatened against Half Day or its principals, in any court or by or before any governmental body or agency, including without limitation any claim, proceeding or litigation for the purpose of challenging, enjoining or prevention the execution, delivery or consummation of this Agreement. Half Day is not subject to any order, judgment, decree, stipulation or consent or any agreement with any governmental body or agency that affects its business or operations.

7. Company represents and warrants that:

(i) Company is a corporation duly formed and validly existing in good standing under the laws of the State of Delaware and has the full right, power, legal capacity and authority to enter into and carry out the terms of this Agreement.

8. Each party ("Indemnifying Party") hereby indemnifies, defends and holds harmless the other party and its successors, licensees, assigns, and employees, officers, directors (collectively for the purposes of this Paragraph "Indemnified Party") from and against any and all liability, loss, damage, cost and expense, including, without limitation, reasonable attorney's fees, arising out of any breach, or claim by a third party with respect to any warranty, representation or agreement made by the Indemnifying Party herein. The Indemnified Party shall promptly notify the Indemnifying Party of any claim to which the foregoing indemnification applies and the Indemnifying Party shall undertake, at its own cost and expense, engage its own counsel. If the Indemnifying Party fails to promptly appoint competent and experienced counsel, the Indemnified Party may engage its own counsel and the reasonable charges in connection therewith shall promptly be paid by the Indemnifying Party. If the Indemnified Party settles or compromises any such suit, claim or proceeding, the amount thereof shall be charged to the Indemnifying Party, provided that the Indemnifying Party's reasonable prior approval has been secured.

9. The parties hereto agree to execute such further and other documents and to enter into such further undertakings as may be reasonably necessary to carry out the full force and intent of this Agreement.

10. The provisions of this Agreement shall enure to the benefit of and be binding upon the legal representatives of the Company, Half Day and Harrison and upon their respective heirs executors, administrators, successors and permitted assigns.

11. Any notice required or permitted to be given hereunder may be delivered, sent by registered mail, postage prepaid, or sent by facsimile, addressed to the proposed recipient of the notice at the address set out on the first page hereof or to such other address or addresses as the parties may indicate from time to time by notice in writing to the others.

12. This Agreement shall in all respects be interpreted, enforced and governed under the laws of the state of California. The language and all parts of this Agreement shall be in all cases construed as a whole according to its very meaning and not strictly for or against any individual party.

13. This Agreement memorializes and constitutes the entire agreement and understanding between the parties regarding the subject matter hereof, and supersedes all prior negotiations, proposed agreements and agreements, whether written or unwritten. The parties acknowledge that no other party, nor any agent or attorney of any other party, has made any promises, representations, or warranties whatsoever, expressly or impliedly, which are not expressly contained in this Agreement, and the parties further acknowledge that they have not executed this Agreement in reliance upon any collateral promise, representation, warranty, or in reliance upon any belief as to any fact or matter not expressly recited in this Agreement. Any modification to this Agreement shall be made in writing.

14. Should any provision of this Agreement be declared or determined by any court to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby and, in lieu of such illegal or invalid provision, there shall be added a provision as similar in terms and amount to such illegal or invalid provision as may be possible and, if such illegal or invalid provision cannot be so modified, then it shall be deemed not to be a part of this Agreement.

15. For the convenience of the parties, this Agreement may be executed by facsimile signatures and in counterparts that shall together constitute the agreement of the parties as one and the same instrument. It is the intent of the parties that a copy of this Agreement signed by any party shall be fully enforceable against that party.


 IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written

SBI COMMUNICATIONS, INC.
A Delaware Corporation

By:________________________________
       Vince Vellardita
        Chief Executive Officer

HALF DAY VIDEO, INC.
A California Corporation

By:________________________________
       Clay Harrison
        President

CLAY HARRISON, AN INDIVIDUAL

By:_______________________________
       Clay Harrison
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